UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2005 (May 2, 2005)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2005, National Health Investors, Inc. issued a press release announcing its 2005 first quarter results. A copy of the press release is filed an Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By:/s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: May 2, 2005

Exhibit Index

Number	Exhibit
99	Press release, dated May 2, 2005

EXHIBIT 99

For Release: May 2, 2005
Contact: Gerald Coggin, Senior VP of Corporate Relations
Phone: (615) 890-9100

NHI reports first quarter income

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI) announced income from continuing operations for the first quarter ended March 31, 2005 of $16,127,000 or 58 cents per basic and diluted share of common stock compared to $13,618,000 or 49 cents per basic and diluted share of common stock for the same period in 2004.

Funds from operations, ("FFO") from continuing operations for the first quarter ended March 31, 2005 was $18,902,000 or 69 cents per basic and $18,930,000, or 68 cents per diluted share of common stock compared to $16,406,000 or 61 cents per basic and $16,438,000 or 59 cents per diluted share of common stock in 2004.

Income and FFO from continuing operations for the first quarter of 2005 includes $4,522,000 or 16 cents per basic and diluted share of common stock related to non-recurring income. This non-recurring income is attributable to security sale recoveries and gains of $9,072,000, less impairment writedowns of $4,550,000 on realty and mortgage notes receivable.

Income and FFO from continuing operations for the first quarter of 2004 included $2,657,000 or 10 cents per basic and diluted share of common stock related to non-recurring income attributable to security sale recoveries and gains and loan recoveries.

Accomplishments during the first quarter included: the investment of approximately $27,500,000 in mortgages receivable and real property; the repayment of approximately $34,500,000 of debt; improved liquidity as a result of cash and marketable securities of $142,685,000 exceeding total debt outstanding of $121,010,000 and; a debt to capitalization ratio of 22.3%, the lowest in our 13 year history.

NHI specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on our web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

-More-

Page 2 NHI's first quarter income

Condensed Statements of Income
(in thousands, except share and per share amounts)
Three Months Ended March 31
Revenues:	2005	2004
Mortgage interest income	$3,907	$4,851
Rental income	11,538	12,120
Facility operating revenue	22,629	20,400
	38,074	37,371
Expenses:
Interest	2,470	3,120
Depreciation	3,149	3,441
Amortization of loan costs	72	37
Legal expense	147	149
Franchise and excise tax	67	70
General and administrative	1,103	856
Loan, realty and security losses (recoveries),	(472)	(1,989)
Facility operating expense	21,365	20,202
	27,901	25,886
Income Before Non-Operating Income	10,173	11,485
Non-operating income (investment interest & other)	5,954	2,133
Income From Continuing Operations	16,127	13,618
Discontinued Operations:
Operating Loss - discontinued	(81)	(183)
Gain on sale of real estate	748	---
	667	(183)
Net Income	16,794	13,435
Dividends to preferred stockholders	---	397
Net income applicable to common stock	$16,794	$13,038

Income from continuing operations per common share:
Basic	$.58		$.49
Diluted	$.58		$.49
Discontinued operations per common share:
Basic	$.03	$	---
Diluted	$.03		$(.01)
Net income per common share:
Basic	$.61		$.49
Diluted	$.61		$.48
Funds from operations
Basic	$18,902		$16,406
Diluted	$18,930		$16,438
Funds from operations per common share
Basic	$.69		$.61
Diluted	$.68		$.59
Weighted average common shares outstanding
Basic	27,580,665	26,782,468
Diluted	27,774,954	27,071,585
Diluted Shares for FFO purposes	27,774,954	27,748,503

Dividends per common share	$.45	$.425

Balance Sheet Data
(in thousands)	March 31	December
	2005	2004
Real estate properties, net	$267,454	$278,170
Mortgages receivable, net	130,732	112,072
Preferred stock investment	38,132	38,132
Cash and marketable securities	142,685	190,313
Debt	119,962	154,432
Convertible debt	1,048	1,116
Stockholders' equity	420,441	425,539

-More-

Page 3 NHI's first quarter income

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations:

Three Months Ended March 31
	2005	2004
(in thousands, except share and per share amounts)

Net income	$16,794	$13,435
Dividends to preferred stockholders	---	(397)

Net income applicable to common stockholders	16,794	13,038
Elimination of non-cash items in net income:
Real estate depreciation	2,834	2,893
Real estate depreciation in discontinued operations	22	78
Gain on sale of real estate	(748)	---
Dividends to preferred stockholders, if dilutive	---	397
Basic funds from operations applicable to common stockholders	18,902	16,406

Interest on convertible subordinated debentures	28	32

Diluted funds from operations applicable to common stockholders	$18,930	$16,438

Basic funds from operations per share	$.69	$.61
Diluted funds from operations per share	$.68	$.59

Shares for basic funds from operations per share	27,580,665	26,782,468
Shares for diluted funds from operations per share	27,774,954	27,748,503

(1) We believe that funds from operations is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the real estate investment trust industry to address this issue. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) We have complied with the SEC's interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO. The SEC's position is that recurring impairments on real property are not an appropriate adjustment.

-More-

Page 4 NHI's first quarter income

National Health Investors, Inc. Portfolio Summary March 31, 2005

Portfolio Statistics	Investment
	Properties	Investment	Percentage
Equity Ownership	94	270,004,000	64%
Mortgage Loan Receivables	65	132,732,000	36%
Total Real Estate Portfolio	159	402,736,000	100%

Equity Ownership	Properties	Beds	Investments
Nursing Home	70	9,366	$ 181,848,000
Assisted Living	14	1,185	59,267,000
Medical Office Buildings	4	124,427 sq.ft.	10,750,000
Retirement Homes	5	426	10,615,000
Hospitals	1	55	7,524,000
		94	$ 270,004,000

Mortgage Loan Receivables	Properties	Beds	Investments
Nursing Homes	46	5,005	$ 120,786,000
Assisted Living	1	95	5,500,000
Retirement Homes	1	60	2,041,000
Developmentally Disabled	17	108	4,405,000
		65	$ 132,732,000
Remic II Investment		459
Total Mortgage Portfolio	65		$ 132,732,000

Summary of Facilities by Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	116	75.14%	$ 302,634,000
Assisted Living	15	16.08%	64,767,000
Medical Office Buildings	4	2.67%	10,750,000
Retirement Homes	6	3.14%	12,656,000
Hospitals	1	1.87%	7,524,000
Developmentally Disabled	17	1.09%	4,405,000
	159	100.00%	$ 402,736,000

Page 5 NHI's first quarter income

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars
Public	72	24.76%	$ 99,733,000
Regional	80	70.64%	284,496,000
Small Operator	7	4.60%	18,507,000
	159	100.00%	$ 402,736,000

Public Operators		Percentage
		Of Total	Dollar
		Portfolio	Amount

National HealthCare Corp.		13.50%	$ 54,375,000
Community Health Systems, Inc.		3.45%	13,909,000
Sunrise Senior Living Services		3.38%	13,605,000
Sun Healthcare		2.25%	9,073,000
Res-Care, Inc.		1.09%	4,405,000
HCA-The Healthcare Company		1.08%	4,366,000
		24.76%	$ 99,733,000

- More -

Page 6 NHI's first quarter income

Summary of Facilities by State March 31, 2005

										Percent of
			Acute		Dev.	Asst.	Retire-		Current	Total
		LTC	Care	MOB	Disab.	Living	Ment	Total	Amount	Portfolio
1	Florida	17		1	14	6		38	101,222,000	25.42%
2	Texas	27		2			1	30	86,976,000	21.84%
3	Tennessee	21			3	3	2	29	36,813,000	9.25%
4	Missouri	9					1	10	26,534,000	6.66%
5	New Jersey	2				1		3	25,871,000	6.50%
6	Virginia	8						8	20,312,000	5.10%
7	Arizona	1				4		5	18,888,000	4.74%
8	New Hampshire	3					1	4	15,376,000	3.86%
9	Georgia	7						7	14,973,000	3.76%
10	Massachusetts	4						4	11,315,000	2.84%
11	Kansas	7						7	11,226,000	2.82%
12	Kentucky	3	1					4	9,186,000	2.31%
13	South Carolina	3				1		4	8,078,000	2.03%
14	Idaho	1					1	2	5,492,000	1.38%
15	Alabama	2						2	2,285,000	0.57%
16	Wisconsin	1						1	2,071,000	0.52%
17	Illinois	0		1				1	1,568,000	0.39%
		116	1	4	17	15	6	159	398,186,000	100.00%